UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 30, 2009

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 30, 2009, Cummins Inc. issued a press release regarding its release of first quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On July 30, 2009, Cummins Inc. ("Cummins," "the Company," "the registrant," "we," "our," or "us") issued the attached press release reporting its financial results for the second quarter of 2009.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated July 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2009

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	June 28,	March 29,	June 29,
In millions (except per share amounts)	2009	2009	2008
NET SALES	$2,431	$2,439	$3,887
Cost of sales	1,983	1,994	3,008
GROSS MARGIN	448	445	879

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	287	300	370
Research, development and engineering expenses	79	85	104
Equity, royalty and interest income from investees	57	33	69
Restructuring charges	7	66	―
Other operating (expense) income, net	(11)	2	(6)

OPERATING INCOME	121	29	468

Interest income	1	2	4
Interest expense	10	7	12
Other (expense) income, net	(13)	(3)	(3)
INCOME BEFORE INCOME TAXES	99	21	457

Income tax expense	29	7	147
NET INCOME	70	14	310

Less: net income attributable to noncontrolling interests	14	7	17
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$56	$7	$293

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$0.28	$0.04	$1.50
Diluted	$0.28	$0.04	$1.49

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	197.1	196.8	195.2
Diluted	197.4	197.0	196.6

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.175	$0.175	$0.125

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Six months ended
	June 28,	June 29,
In millions (except per share amounts)	2009	2008
NET SALES	$4,870	$7,361
Cost of sales	3,977	5,775
GROSS MARGIN	893	1,586

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	587	721
Research, development and engineering expenses	164	207
Equity, royalty and interest income from investees	90	136
Restructuring charges	73	―
Other operating (expense) income, net	(9)	(7)

OPERATING INCOME	150	787

Interest income	3	10
Interest expense	17	23
Other (expense) income, net	(16)	(13)
INCOME BEFORE INCOME TAXES	120	761

Income tax expense	36	249
NET INCOME	84	512

Less: net income attributable to noncontrolling interests	21	29
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$63	$483

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$0.32	$2.47
Diluted	$0.32	$2.46

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	197.0	195.1
Diluted	197.2	196.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.25

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	June 28,	December 31,
In millions (except par value)	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$534	$426
Marketable securities	17	77
Accounts and notes receivable, net	1,725	1,782
Inventories	1,535	1,783
Deferred income taxes	364	347
Prepaid expenses and other current assets	198	298
Total current assets	4,373	4,713
Long-term assets
Property, plant and equipment	4,681	4,539
Accumulated depreciation	(2,821)	(2,698)
Property, plant and equipment, net	1,860	1,841
Investments and advances related to equity method investees	527	588
Goodwill	362	362
Other intangible assets, net	241	223
Deferred income taxes	499	491
Other assets	259	301
Total assets	$8,121	$8,519
LIABILITIES
Current liabilities
Current portion of long-term debt and loans payable	$63	$69
Accounts payable (principally trade)	773	1,009
Current portion of accrued product warranty	373	434
Accrued compensation, benefits and retirement costs	283	364
Other accrued expenses	622	763
Total current liabilities	2,114	2,639
Long-term liabilities
Long-term debt	617	629
Pensions	561	574
Postretirement benefits other than pensions	442	452
Other liabilities and deferred revenue	792	745
Total liabilities	4,526	5,039
EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.1 and 221.7 shares issued	1,796	1,793
Retained earnings	3,280	3,288
Treasury stock, at cost, 20.3 and 20.4 shares	(714)	(715)
Common stock held by employee benefits trust, at cost, 4.8 and 5.1 shares	(58)	(61)
Unearned compensation	(1)	(5)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(794)	(798)
Other	(137)	(268)
Total accumulated other comprehensive loss	(931)	(1,066)
Total Cummins Inc. shareholders’ equity	3,372	3,234
Noncontrolling interests	223	246
Total equity	3,595	3,480
Total liabilities and equity	$8,121	$8,519

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	Six months ended
	June 28,	June 29,
In millions	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$84	$512
Adjustments to reconcile net income to net cash provided by operating activities:
Restructuring charges, net of cash payments	20	―
Depreciation and amortization	154	158
Deferred income taxes	20	14
Equity in income of investees, net of dividends	60	(62)
Pension expense, net of pension contributions	(15)	(3)
Other post-retirement benefits expense, net of cash payments	(16)	(5)
Stock-based compensation expense	12	17
Excess tax deficiencies (benefits) on stock-based awards	2	(12)
Translation and hedging activities	51	8
Changes in current assets and liabilities, net of acquisitions and dispositions:
Accounts and notes receivable	86	(316)
Inventories	282	(202)
Other current assets	22	(16)
Accounts payable	(253)	172
Accrued expenses	(242)	102
Changes in long-term liabilities	73	47
Other, net	(19)	(8)
Net cash provided by operating activities	321	406
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(139)	(201)
Investments in internal use software	(19)	(36)
Proceeds from disposals of property, plant and equipment	7	10
Investments in and advances (to) from equity investees	1	(41)
Acquisition of businesses, net of cash acquired	(2)	(76)
Investments in marketable securities—acquisitions	(69)	(158)
Investments in marketable securities—liquidations	133	159
Cash flows from derivatives not designated as hedges	(21)	(18)
Other, net	―	5
Net cash used in investing activities	(109)	(356)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	10	77
Payments on borrowings and capital lease obligations	(44)	(101)
Net borrowings under short-term credit agreements	(5)	1
Distributions to noncontrolling interests	(10)	(6)
Dividend payments on common stock	(71)	(51)
Repurchases of common stock	―	(45)
Excess tax (deficiencies) benefits on stock-based awards	(2)	12
Other, net	3	2
Net cash used in financing activities	(119)	(111)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	15	6
Net increase (decrease) in cash and cash equivalents	108	(55)
Cash and cash equivalents at beginning of year	426	577
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$534	$522

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Power Generation	Components	Distribution	Non-segment items(1)	Total
Three months ended June 28, 2009
External sales	$1,133	$481	$355	$462	$—	$2,431
Intersegment sales	173	129	147	1	(450)	―
Total sales	1,306	610	502	463	(450)	2,431
Depreciation and amortization(2)	45	11	17	4	—	77
Research, development and engineering expense	51	8	20	―	—	79
Equity, royalty and interest income from investees	17	6	4	30	—	57
Restructuring charges	―	―	―	―	7	7
Interest income	―	―	―	1	―	1
Segment EBIT	(4)	41	(10)	55	27	109

Three months ended March 29, 2009
External sales	$1,205	$477	$346	$411	$—	$2,439
Intersegment sales	287	180	184	2	(653)	―
Total sales	1,492	657	530	413	(653)	2,439
Depreciation and amortization(2)	41	11	18	5	—	75
Research, development and engineering expense	58	8	19	―	—	85
Equity, royalty and interest (loss) income from investees	(3)	5	1	30	—	33
Restructuring charges	―	―	―	―	66	66
Interest income	1	1	―	―	―	2
Segment EBIT	(16)	69	1	58	(84)	28

Three months ended June 29, 2008
External sales	$2,030	$692	$584	$581	$—	$3,887
Intersegment sales	356	246	271	―	(873)	―
Total sales	2,386	938	855	581	(873)	3,887
Depreciation and amortization(2)	46	11	18	7	―	82
Research, development and engineering expense	70	10	24	―	―	104
Equity, royalty and interest income from investees	32	6	3	28	—	69
Interest income	2	1	1	―	—	4
Segment EBIT	221	115	77	68	(12)	469

Six months ended June 28, 2009
External sales	$2,338	$958	$701	$873	$ ―	$4,870
Intersegment sales	460	309	331	3	(1,103)	―
Total sales	2,798	1,267	1,032	876	(1,103)	4,870
Depreciation and amortization(2)	86	22	35	9	―	152
Research, development and engineering expense	109	16	39	―	―	164
Equity, royalty and interest income from investees	14	11	5	60	―	90
Restructuring charges	―	―	―	―	73	73
Interest income	1	1	―	1	―	3
Segment EBIT	(20)	110	(9)	113	(57)	137

Six months ended June 29, 2008
External sales	$3,915	$1,273	$1,151	$1,022	$—	$7,361
Intersegment sales	680	452	524	4	(1,660)	―
Total sales	4,595	1,725	1,675	1,026	(1,660)	7,361
Depreciation and amortization(2)	90	22	33	11	―	156
Research, development and engineering expense	140	20	47	―	―	207
Equity, royalty and interest income from investees	65	11	7	53	―	136
Interest income	5	2	2	1	―	10
Segment EBIT	415	193	114	117	(55)	784

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  For the three and six months ended June 28, 2009, unallocated corporate expenses included restructuring charges of $7 million and $73 million and losses of $9 million and $3 million related to flood damages.  For the three months ended March 29, 2009, unallocated corporate expenses include restructuring charges of $66 million and a $6 million gain related to flood damage insurance recoveries.  For both the three and six months ended June 29, 2008, unallocated corporate expenses included losses of $6 million related to flood damages.

(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as Interest expense.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
	June 28,	March 29,	June 29,	June 28,	June 29,
In millions	2009	2009	2008	2009	2008
Segment EBIT	$109	$28	$469	$137	$784
Less:
Interest expense	10	7	12	17	23
Income before income taxes	$99	$21	$457	$120	$761

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes, noncontrolling interests and restructuring charges

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to consolidated net income attributable to Cummins Inc., for each of the applicable periods:

	Three months ended			Six months ended
	June 28,	March 29,	June 29,	June 28,	June 29,
In millions	2009	2009	2008	2009	2008
Earnings before interest expense, income taxes and restructuring charges	$116	$94	$469	$210	$784

Earnings before interest expense, income taxes and restructuring charges as a percentage of sales	4.8%	3.9%	12.1%	4.3%	10.7%
Less:
Restructuring charges	7	66	―	73	―

Earnings before interest and income taxes	$109	$28	$469	$137	$784

EBIT as a percentage of net sales	4.5%	1.1%	12.1%	2.8%	10.7%

Less:
Interest expense	10	7	12	17	23
Income tax expense	29	7	147	36	249
Net income	70	14	310	84	512

Less:
Net income attributable to noncontrolling interests	14	7	17	21	29
Net income attributable to Cummins Inc.	$56	$7	$293	$63	$483

Net income attributable to Cummins Inc. as a percentage of net sales	2.3%	0.3%	7.5%	1.3%	6.6%

 CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding restructuring charges

We believe this is a useful measure of our operating performance for the period presented as it illustrates our operating performance without regard to restructuring.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.

	Three months ended		Six months ended
	June 28, 2009		June 28, 2009
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding restructuring charges	$60	$0.30	$111	$0.56
Less:
Restructuring charges, net(1)	4	0.02	48	0.24
Net income attributable to Cummins Inc.	$56	$0.28	$63	$0.32

(1) During the three and six months ended June 28, 2009, management approved and committed to undertake certain restructuring actions, which resulted in a pretax charge of $7 and $73 million, respectively.  These charges included employee-related liabilities for severance and benefits of approximately $8 million and $68 million and exit costs of approximately zero and $6 million, respectively.

SUPPLEMENTAL INFORMATION

In 2009, the Power Generation segment reorganized its reporting structure to include the following businesses: Commercial Products, Alternators, Commercial Projects, Power Electronics and Consumer.  Sales by quarter for our Power Generation segment by business for the years 2008 and 2007 were as follows:

2008	Three months ended				Year ended
In millions	March 30, 2008	June 29, 2008	September 28, 2008	December 31, 2008	December 31, 2008
Commercial Products	$444	$555	$559	$558	$2,116
Alternator	156	178	174	178	686
Commercial Projects	86	111	63	68	328
Power Electronics	27	31	35	39	132
Consumer	74	63	57	44	238
Total sales	$787	$938	$888	$887	$3,500

2007	Three months ended				Year ended
In millions	April 1, 2007	July 1, 2007	September 30, 2007	December 31, 2007	December 31, 2007
Commercial Products	$383	$448	$449	$481	$1,761
Alternator	132	156	163	172	623
Commercial Projects	45	44	49	81	219
Power Electronics	26	26	28	28	108
Consumer	89	95	87	78	349
Total sales	$675	$769	$776	$840	$3,060